Exhibit 10.26.7

AMENDMENT NO. 7

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 7 (“Amendment”), effective as of November 15, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Agreement, Attachment V: Pricing and Royalty, delete Subsection 1.d.1(from Amendment #6, dated March 31, 2011) in its entirety and replace with the following: “For model year [*****], the License Fee per SD Card (does not include SD Card) shall be [*****];”

2.	Agreement, Attachment V: Pricing and Royalty, delete Subsection 1.d.2 in its entirety and replace with the following:

“For model year [*****] the License Fee per SD Card (does not include SD Card) shall be [*****].

Additionally the following costs shall apply to the US/Canada region only:

•	Ford will pay TeleNav [*****] per SD Card for Software Upgrade fees (as stated in Section 2c of Attachment V) which will be attributed to the payment of [*****] Software Upgrade fees until fully paid.
•	Ford will pay TeleNav [*****] per SD Card for [*****] which will be attributed to the payment of [*****] for the [*****] until fully paid.
•

Ford will pay TeleNav [*****] per SD Card for the Additional NRE for Change Order No. 1 (as stated in Section 5a of Attachment V and as amended by this Amendment) which will be attributed to the payment of [*****] Additional NRE for Change Order No. 1 until fully paid.

•

Ford will pay TeleNav [*****] per SD Card for Map Compilation and Integration Services fees (as stated in Section 5c of Attachment V and as amended by this Amendment) which will be attributed to the payment of either the [*****] or [*****] Map Compilation and Integration Services fees, as applicable, until fully paid.”

3.	Agreement, Attachment V: Pricing and Royalty, after Section 2b (from Amendment #6), a new Section 3 (Payment), 3a (Additional NRE for Change Order No. 1), 3b (Maintenance and Support Fees), and 3c (Map Compilation and Integration Services Fees) were added by Amendment No. 6 to the Agreement dated March 31, 2011 (“Amendment No. 6”), resulting in a duplication with the pre-existing Section 3 (Mapping Content, Points of Interest, and Other Associated Fees per SD Card).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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The parties agree to replace any and all references to such Section 3 (Payment) with Section 5; 3a (Additional NRE for Change Order No. 1) with Section 5a; 3b (Maintenance and Support Fees) with Section 5b; and 3c (Map Compilation and Integration Services Fees) with Section 5c.

4.	Agreement, Attachment V: Pricing and Royalty, Section 3, effective as of [*****], delete the pricing matrices located under “[*****]” and replace them with the following two new pricing matrices, until the start of [*****]:

“[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]

Total:	[*****]

”

5.	Agreement, Attachment V: Pricing and Royalty, at the end of Section 3, add the following new subsection:

“3.a. [*****]. Based upon Ford request, Ford shall pay TeleNav for TeleNav’s [*****], and other [*****] related changes as follows:

[*****]

[*****]

[*****]

[*****]

6.	Agreement, Attachment V: Pricing and Royalty, Section 5.a. (Additional NRE for Change Order No. 1), in the first sentence, delete “Effective [*****]” and replace with “Effective on the date that [*****], commences paying license fees directly to TeleNav [*****] for SD Cards, for which the commencement date is expected to be in [*****]”.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.	Agreement, Attachment V: Pricing and Royalty, Section 5.c. (Map Compilation and Integration Services Fees), in the first sentence, delete “Effective [*****]” and replace with “Effective on the date that [*****], commences paying map compilation and integration services fees directly to TeleNav [*****] for SD Cards, for which the commencement date is expected to be [*****]”.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Melissa Sheahan	By:	/s/ Douglas S. Miller
	(Signature)		(Signature)

Name:	Melissa Sheahan	Name:	Douglas S. Miller
	(Printed Name)		(Printed Name)

Title:	Software Buyer	Title:	Chief Financial Officer

Date:	11/17/11	Date:	12/8/11

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